UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 28, 2017

Green Dot Corporation
(Exact Name of the Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-34819	95-4766827
(Commission File Number)	(IRS Employer Identification No.)

3465 East Foothill Blvd Pasadena, CA 91107	(626) 765-2000
(Address of Principal Executive Offices)	(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2)

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On February 28, 2017 (the “Closing Date”), Green Dot Corporation (“Green Dot” or the “Company”) announced the consummation of the transactions (the “Transactions”) contemplated by the Equity Purchase Agreement (the “Purchase Agreement”), dated January 25, 2017, by and among, Green Dot, Empowerment Ventures, LLC, a Delaware limited liability company (“Empowerment Ventures”), and UniRush, LLC, a Delaware limited liability company and wholly-owned subsidiary of Empowerment Ventures (“UniRush”).
Under the terms of the Purchase Agreement, Green Dot purchased all of UniRush’s limited liability company interests on the Closing Date for $140.7 million (the “Purchase Consideration”), of which $12.5 million was deposited in an escrow fund to serve as a source of payment of any indemnification obligations of Empowerment Ventures under Article VI of the Purchase Agreement. In addition, Green Dot has agreed to pay Empowerment Ventures an earn-out equal to the greater of (i) a specified percentage of the revenue generated by the RushCard portion of UniRush's business during the five-year period following the closing or (ii) $20 million, payable quarterly over the five years.
The description of the Transactions set forth above does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which was filed by the Company as Exhibit 2.01 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 30, 2017, which is incorporated herein by reference.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
In connection with the Transactions, Green Dot borrowed $75 million under its existing $75 million revolving credit facility (the “Revolving Credit Facility”), the proceeds of which were used to fund in part Green Dot’s payment of the Purchase Consideration. Following the draw down, Green Dot no longer has any borrowing capacity under the Revolving Credit Facility.
A summary of the material terms of the Revolving Credit Facility is included in Green Dot’s Current Report on Form 8-K filed with the SEC on October 24, 2014 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(a)    Financial Statements of Business Acquired
The audited consolidated financial statements required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b)    Pro Forma Financial Information
The pro forma financial information required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GREEN DOT CORPORATION

By:	/s/ John C. Ricci
John C. Ricci
General Counsel and Secretary

Date: February 28, 2017